UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

 17605 Wright Street; Omaha, NE 68130

(Address of principal executive offices)

(Zip code)

James Ash

           Gemini Fund Services, LLC., 80 Arkay Drive Suite 110; Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

03/31

Date of reporting period:  12/31/2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2013 (Unaudited)
	Shares		Value
		EXCHANGE TRADED FUNDS - 68.4%
	804,550	iShares Barclays 1-3 Year Credit Bond Fund	$ 84,847,843
	379,430	iShares Core Total US Bond Market ETF	40,382,735
	971,725	Vanguard Short-Term Bond ETF	77,669,979
	1,069,970	Vanguard Short-Term Corporate Bond ETF	85,362,207
		TOTAL EXCHANGE TRADED FUNDS (Cost $288,318,793)	288,262,764

		SYSTEMATIC TRADING COMPANIES *+ - 0.7%
	22,358	WNTN TradeCo - Diversified Program, LLC E2 (Cost $2,198,137)	3,045,973

	Principal Amount
		STRUCTURED NOTE - 3.5%
	$ 15,000,000	SGI 10 Year Bond Index Deposit, due 2/27/16 (Cost $15,000,000)	14,817,000

	Contracts ^
		PURCHASED OPTIONS *+ - 0.4%
		PURCHASED CALL OPTIONS - 0.1%
	49	Aluminum, Strike Price $2100, Expiration Date 06/04/2014	12,569
	30	Copper (LME), Strike Price $7500, Expiration Date 01/02/2014	638
	44	Copper (LME), Strike Price $7400, Expiration Date 01/02/2014	17,039
	34	Lead, Strike Price $2200, Expiration Date 03/05/2014	56,984
	43	Zinc (LME), Strike Price $2000, Expiration Date 06/04/2014	125,646
		TOTAL PURCHASED CALL OPTIONS (Cost - $178,903)	212,876

		PURCHASED PUT OPTIONS - 0.3%
	49	Aluminum, Strike Price $1600, Expiration Date 06/04/2014	10,621
	43	Aluminum, Strike Price $1800, Expiration Date 06/04/2014	61,619
	105	Bond, Strike Price $125, Expiration Date 02/21/2014	231,328
	87	Copper (LME), Strike Price $6500, Expiration Date 07/02/2014	259,412
	60	Copper (LME), Strike Price $7000, Expiration Date 01/02/2014	-
	113	Copper (LME), Strike Price $7200, Expiration Date 06/04/2014	775,519
	81	Copper (LME), Strike Price $6800, Expiration Date 01/02/2014	-
	23	Copper (LME), Strike Price $6900, Expiration Date 01/02/2014	-
	21	Corn, Strike Price $4, Expiration Date 02/21/2014	6,169
	61	Currency, Strike Price $0.89, Expiration Date 03/07/2014	98,210
	10	Currency, Strike Price $0.0096, Expiration Date 03/07/2014	26,500
	30	Currency, Strike Price $0.94, Expiration Date 03/07/2014	34,500
	43	Zinc (LME), Strike Price $1800, Expiration Date 06/04/2014	11,288
		TOTAL PURCHASED PUT OPTIONS (Cost - $3,348,383)	1,515,166

		TOTAL PURCHASED OPTIONS (Cost - $3,527,386)	1,728,042
	Shares
		SHORT-TERM INVESTMENTS - 25.1%
	32,176,835	BlackRock International Dollar Reserve Series B ** +	32,176,835
	36,848,106	Goldman Sachs Funds PLC - US$ Liquid Reserves Fund ** +	36,848,106
	36,857,584	JPMorgan Liquidity Funds - US Dollar Liquidity Fund ** +	36,857,584
		TOTAL SHORT-TERM INVESTMENTS (Cost $105,882,525)	105,882,525

		TOTAL INVESTMENTS - 98.1% (Cost $411,399,455) (a)	$ 413,736,304
		OTHER ASSETS AND LIABILITIES - NET - 1.9%	7,951,323
		TOTAL NET ASSETS - 100.0%	$ 421,687,627

(a)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including written options, is $410,971,736 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 1,374,372
		Unrealized Depreciation:	513,128
		Net Unrealized Appreciation:	$ 1,887,500
*	Non-Income producing investment.
^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.
^^	Represents less than 0.0%
**	Pledged as collateral for swap agreement.
+	This investment is a holding of MutualHedge Fund Limited CFC.

	Contracts ^
		WRITTEN CALL OPTIONS +*
	49	Aluminum , Strike Price $2100, Expiration Date 06/04/2014	$ 12,569
	30	Copper (LME), Strike Price $7500, Expiration Date 01/02/2014	638
	44	Copper (LME), Strike Price $7400, Expiration Date 01/02/2014	17,039
	64	Copper (LME), Strike Price $7400, Expiration Date 03/05/2014	277,568
	10	Currency, Strike Price $0.01, Expiration Date 02/07/2014	1,625
	34	Lead, Strike Price $2200, Expiration Date 03/05/2014	56,984
	43	Zinc (LME), Strike Price $2000, Expiration Date 06/04/2014	125,646
		TOTAL WRITTEN CALL OPTIONS (Premiums received - $436,500)	492,069

		WRITTEN PUT OPTIONS +*
	49	Aluminum , Strike Price $1600, Expiration Date 06/04/2014	10,621
	105	Bond, Strike Price $122, Expiration Date 02/21/2014	55,781
	87	Copper (LME), Strike Price $6500, Expiration Date 07/02/2014	259,412
	60	Copper (LME), Strike Price $7000, Expiration Date 01/02/2014	-
	81	Copper (LME), Strike Price $6800, Expiration Date 01/02/2014	-
	64	Copper (LME), Strike Price $6600, Expiration Date 03/05/2014	35,152
	23	Copper (LME), Strike Price $6900, Expiration Date 01/02/2014	-
	61	Currency, Strike Price $0.83, Expiration Date 03/07/2014	10,370
	10	Currency, Strike Price $0.0092, Expiration Date 02/07/2014	2,375
	43	Zinc (LME), Strike Price $1800, Expiration Date 06/04/2014	11,288
		TOTAL WRITTEN PUT OPTIONS (Premiums received - $1,472,036)	384,999

		TOTAL WRITTEN OPTIONS (Premiums received $1,908,536)	$ 877,068

*	Non-Income producing investment.
^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.
+	This investment is a holding of MutualHedge Fund Limited CFC.

			Unrealized
		LONG SWAP+	Loss

Total return swap with Deutsche Bank AG, London Branch.  The swap provides exposure to the total returns on a basket of CTA programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank.  The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs.  The swap was effective on September 26, 2011 and has a term of five years therefrom unless earlier terminated.  In addition, the swap provides for an 0.50% fee to Deutsche Bank. (Notional Value $528,981,371)

			$ (17,561,105)
		Total Net Unrealized Loss on Swap Contract	$ (17,561,105)

STATEMENT OF FORWARD EXCHANGE CONTRACTS

Settlement Date	Foreign Currency Units to Receive/Deliver +		In Exchange For		Contracts at Value	Unrealized Appreciation/ Depreciation
Contracts Purchased
3/19/2014	16,001,150	USD	17,842,282	AUD	15,998,935	(148,976)
3/19/2014	9,145,808	USD	11,261,495	NZD	9,144,230	79,081
3/19/2014	378,748,541	HUF	1,714,922	USD	1,748,931	(34,339)
3/19/2014	9,230,952	TWD	313,248	USD	310,124	3,063
3/19/2014	41,899,106	SEK	6,394,761	USD	6,511,448	(117,860)
3/19/2014	1,297,939	SGD	1,034,652	USD	1,027,921	6,518
3/19/2014	23,210,398	CAD	21,753,186	USD	21,793,769	(42,518)
3/19/2014	39,493,871	PHP	906,739	USD	894,778	11,786
3/19/2014	7,876,299	PLN	2,576,630	USD	2,600,203	(23,991)
3/19/2014	8,899,067	USD	6,513,438	EUR	8,897,722	79,407
3/19/2014	22,543,675	CZK	1,118,577	USD	1,136,962	(18,600)
3/19/2014	35,155,840	NOK	5,704,072	USD	5,780,428	(77,396)
3/19/2014	3,226,284,319	KRW	3,046,196	USD	3,060,723	(14,848)
3/19/2014	449,339	MYR	137,997	USD	136,559	1,414
3/19/2014	14,655,797	USD	8,957,098	GBP	14,652,904	174,561
3/19/2014	4,552,053	THB	140,500	USD	137,753	2,722
3/19/2014	57,997,435	RUB	1,737,972	USD	1,743,089	(5,461)
3/19/2014	5,092,363	ZAR	483,283	USD	478,952	4,241
3/19/2014	3,393,729	TRY	1,625,527	USD	1,553,508	71,713
3/19/2014	1,273,410,144	JPY	12,436,024	USD	12,100,260	333,619
3/19/2014	208,567	ILS	59,403	USD	60,108	(716)
3/19/2014	10,553,222	MXN	808,403	USD	800,598	7,694
3/19/2014	2,806,960	BRL	1,171,434	USD	1,166,828	4,447
3/19/2014	185,951,590	CLP	345,825	USD	350,336	(4,577)
3/19/2014	59,019,202	INR	934,395	USD	939,563	(5,314)

Contracts Sold
3/19/2014	16,753,781	USD	18,629,676	AUD	16,749,543	$ 202,029
3/19/2014	8,575,987	USD	10,481,414	NZD	8,571,393	(9,908)
3/19/2014	454,781,502	HUF	2,048,041	USD	2,100,046	52,378
3/19/2014	7,488,941	TWD	254,565	USD	251,599	(2,916)
3/19/2014	42,119,559	SEK	6,431,876	USD	6,545,709	115,012
3/19/2014	962,840	SGD	767,681	USD	762,512	(4,989)
3/19/2014	22,280,921	CAD	20,926,867	USD	20,923,562	(3,980)
3/19/2014	33,662,252	PHP	764,675	USD	762,669	(1,871)
3/19/2014	9,471,732	PLN	3,051,979	USD	3,126,843	75,418
3/19/2014	8,816,838	USD	6,420,561	EUR	8,818,178	(33,618)
3/19/2014	20,464,813	CZK	1,024,459	USD	1,032,079	7,855
3/19/2014	34,215,021	NOK	5,556,780	USD	5,625,725	69,969
3/19/2014	3,772,184,205	KRW	3,538,414	USD	3,578,478	40,566
3/19/2014	460,708	MYR	142,373	USD	140,014	(2,335)
3/19/2014	13,177,261	USD	8,066,082	GBP	13,174,632	(177,830)
3/19/2014	5,485,988	THB	168,428	USD	166,016	(2,383)
3/19/2014	73,469,064	RUB	2,183,983	USD	2,208,133	24,532
3/19/2014	4,598,255	ZAR	438,398	USD	432,497	(5,837)
3/19/2014	3,390,880	TRY	1,625,073	USD	1,552,205	(72,563)
3/19/2014	1,088,656,995	JPY	10,581,054	USD	10,344,825	(234,541)
3/19/2014	229,661	ILS	65,521	USD	66,187	678
3/19/2014	13,355,849	MXN	1,025,840	USD	1,013,189	(12,485)
3/19/2014	3,728,915	BRL	1,569,393	USD	1,549,988	(19,101)
3/19/2014	204,243,436	CLP	381,541	USD	384,790	3,330
3/19/2014	71,865,047	INR	1,126,309	USD	1,144,039	17,932
	Net Unrealized Appreciation on Foreign Exchange Contracts					$ 311,012

+ This investment is a holding of MutualHedge Fund Limited CFC.

STATEMENT OF FINANCIAL FUTURES
Description	Long Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
10 YEAR NOTE	47	5,783,203	March 2014	$ (18,859)
10YR GOVERNMENT BOND	7	3,647,220	March 2014	3,054
10YR JGB	6	8,165,606	March 2014	(35,229)
2 YEAR NOTE	9	1,978,313	March 2014	(3,156)
3 MONTH EURO SWISS FRANC	5	1,399,625	September 2014 - December 2014	(252)
3 MONTH EURO YEN	2	473,780	June 2014 -December 2014	(59)
3 MONTH STERLING	5	1,028,086	June 2014	(642)
3YR GOVERNMENT T BOND	68	8,232,504	March 2014	2,532
5 YEAR NOTE	10	1,193,125	March 2014	(313)
90 DAY EURO TIME DEPOSIT	76	18,911,788	December 2014 - March 2015	(10,725)
AEX INDEX	20	2,211,798	January 2014	55,810
ALUMINUM	538	23,974,518	January-2014 - March 2014	(495,236)
AUD 90DAY BILL	93	19,343,504	June 2014 - December 2014	(9,238)
AUSTRALIAN DOLLAR	13	1,154,660	March 2014	(1,300)
BANK ACCEPTANCE NOTE	179	41,575,967	March-2014 - March 2015	11,861
BRENT OIL	39	4,321,200	February 2014	21,480
BRITISH POUNDS	53	5,484,838	March 2014	45,063
CAC40 10 INDEX	16	945,189	January 2014	22,600
CANADIAN DOLLAR	8	751,360	March 2014	800
COCOA	28	758,590	March-2014 - May 2014	(10,330)
COFFEE	4	166,050	March 2014	(10,481)
COPPER	22	1,868,075	March 2014	50,707
COPPER (LME)	467	86,032,573	January 2014 - July 2014	2,538,112
COTTON	14	592,480	March 2014	8,925
CRUDE OIL	28	2,758,750	February 2014 - March 2014	22,060
DAX INDEX FUTURE	11	3,630,231	March 2014	139,938
E-MINI DOW ($5) INDEX	24	1,979,280	March 2014	64,438
E-MINI NASDAQ 100	50	3,583,750	March 2014	116,275
EUR/CAD	7	1,209,251	March 2014	3,542
EUR/JPY	17	2,927,702	March 2014	75,990
EURIBOR	114	38,924,780	June 2014 - September 2016	(30,252)
EURO BUND	3	573,784	March 2014	440
EURO DOLLAR	56	9,651,600	March 2014	23,294
EURO-BOBL	11	1,881,046	March 2014	(11,956)
EUROFX/NOK	4	690,421	March 2014	(5,065)
EUROSCHATZ	9	1,364,268	March 2014	62
EUROSTOXX 50	48	2,050,236	March 2014	68,935
FEEDER CATTLE	1	83,700	March 2014	1,238
FTSE 100 INDEX	8	887,124	March 2014	15,721
GAS OIL	21	1,979,825	January 2014 - March 2014	15,775
GBP/JPY	4	827,272	March 2014	29,437
GBP/NZD	1	207,520	March 2014	3,137
HANG SENG INDEX	7	1,053,205	March 2014	12,207
HEAT OIL	10	1,286,426	February 2014 - March 2014	928
H-SHARES INDEX	5	349,271	January 2014	3,289
IBEX 35+ INDEX	5	678,176	March 2014	24,944
JAPENESE YEN	2	237,575	March 2014	(750)
LEAD	56	3,087,964	January 2014 - March 2014	63,350
LEAN HOG	2	72,540	April 2014	(1,150)
LIVE CATTLE	42	2,261,970	February 2014 - April 2014	16,210
MEXICAN PESO	14	531,475	March 2014	(8,938)
MIDCAP E-MINI INDEX	4	535,760	March 2014	21,500
MINI NK225 INDEX	52	804,368	March 2014	27,829
MINI RUSSELL2000 INDEX	6	696,840	March 2014	23,850
MINI-S&P INDEX	52	4,786,860	March 2014	151,699
MSCI TAIWAN INDEX	47	1,425,040	January 2014	24,110
NATURAL GAS	83	3,510,900	February 2014	(94,548)
NEKKEI 225	1	82,050	March 2014	2,625
NEW ZEALAND DOLLAR	5	409,700	March 2014	(2,330)
NICKEL	37	3,075,956	January 2014 - March 2014	(29,298)
NIKKEI 225 INDEX	16	2,160,384	March 2014	66,753
NYH RBOB UNLEADED GAS	15	1,755,117	February 2014	(5,061)
NZD/JPY	1	163,755	March 2014	2,725
ORANGE JUICE	1	20,880	March 2014	(900)
S&P/MIB ITALIAN INDEX	1	130,730	March 2014	2,405
S&P/TSX 60 (CAD)	8	1,176,165	March 2014	28,002
SGX CNX NIFTY INDEX	9	114,318	January 2014	(152)
SOYBEAN	28	1,754,375	March 2014 - November 2014	(37,388)
SOYMEAL	17	708,900	March 2014	(25,750)
SPI 200	2	237,051	March 2014	5,304
SWISS FRANC	29	4,080,663	March 2014	(7,194)
TOPIX INDEX	4	494,730	March 2014	17,843
USD/NOK	3	300,437	March 2014	(4,553)
USD/ZAR	4	405,772	March 2014	4,470
ZINC (LME)	185	9,498,666	January 2014 - May 2014	504,590
	Net unrealized appreciation from Open Long Futures Contracts			3,484,754

Description	Long Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
10 YEAR NOTE	55	6,767,578	March 2014	39,349
10YR JGB	2	1,360,650	March 2014	3,703
3 MONTH EURO SWISS FRANC	5	1,399,933	March 2014	84
3 MONTH STERLING	108	22,035,515	March 2014 - September 2016	29,006
5 YEAR NOTE	55	6,562,188	March 2014	20,668
90 DAY EURO TIME DEPOSIT	128	31,650,238	March 2014 - June 2017	5,875
ALUMINUM	543	24,155,247	January 2014 - May 2014	544,812
ASX 30 DAY INTERBANK CASH RATE	2	428,719	January 2014	-
AUD 90DAY BILL	1	208,441	March 2014	(43)
AUSTRALIAN DOLLAR	22	1,954,040	March 2014	26,790
BRAZILIAN REAL FUTURE	12	500,580	March 2014	10,320
CANADIAN DOLLAR	35	3,287,200	March 2014	1,195
CANADIAN GOVERNMENT BOND	7	835,150	March 2014	6,627
COFFEE	6	249,919	March 2014 - May 2014	(3,131)
COPPER (LME)	385	70,896,454	January 2014 - July 2014	(2,166,262)
CORN	63	1,329,713	March 2014 - May 2014	19,938
CRUDE OIL	30	2,952,600	February 2014	(5,340)
EUR/CHF	15	2,571,957	March 2014	(7,126)
EUR/GBP	7	1,206,364	March 2014	3,632
EURIBOR	65	22,221,692	March 2014 - December 2014	8,383
EURO BUND	33	6,311,624	March 2014	31,843
EURO-BOBL	11	1,881,046	March 2014	3,340
EURO-OAT	1	180,638	March 2014	1,168
EUROSCHATZ	8	1,212,682	March 2014	(186)
GAS OIL	4	377,400	February 2014	(9,975)
GOLD	21	2,524,830	February 2014	67,878
HARD RED WINTER WHEAT	4	128,100	March 2014	7,300
JAPENESE YEN	53	6,295,738	March 2014	145,019
LEAD	55	3,032,701	January 2014 - March 2014	(103,524)
LEAN HOG	4	136,680	February 2014	1,050
LONG GILT BOND	3	529,294	March 2014	2,798
MEXICAN PESO	2	75,925	March 2014	19
NATURAL GAS	11	461,230	March 2014	8,020
NICKEL	36	2,992,611	January 2014 - February 2014	(20,525)
PALLADIUM	1	71,830	March 2014	(370)
PLATINUM	5	204,268	April 2014 - October 2014	(7,001)
RAPESEED	2	50,368	February 2014	481
SGX MSCI SINGAPORE INDEX	1	57,831	January 2014	(2,233)
SILVER	3	290,550	March 2014	6,545
SOYBEAN	14	892,625	March 2014 - July 2014	14,388
SOYOIL	41	962,598	March 2014	43,584
SUGAR	42	772,094	March 2014 - May 2014	34,026
ULTRA TREASURY BOND	9	1,226,250	March 2014	3,288
US DOLLAR INDEX	25	2,004,725	March 2014	(720)
US TREASURY BILLS	28	3,592,750	March 2014	23,453
USD/SEK	8	799,578	March 2014	1,337
VOLATILITY INDEX	7	100,050	January 2014 - February 2014	2,750
WHEAT	40	1,210,500	March 2014	86,038
WHITE SUGAR NO5	11	246,950	March 2014	6,170
ZINC (LME)	165	8,470,833	January 2014 - May 2014	(462,355)
	Net Unrealized Depreciation from Open Short Futures Contracts			(1,577,914)

	Net Unrealized Appreciation from Open Futures Contracts			$ 1,906,841

+ This investment is a holding of MutualHedge Fund Limited CFC.

++ This schedule provides the detail of futures contracts the Fund held as of December 31, 2013. The amounts shown in column 3 ("Notional Amount at Value") of this Schedule are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund's futures contracts. Further, the underlying price changes in relation to variables specified by the notional values affects the fair value of these derivative financial instruments. Finally, the notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilies and disclosure of contingent assets and liabilies at the date of the consolidated financial statements and the reported amounts of income and expenses for the period.  Acutal results could differ from those statements.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$288,262,764	$ -	$ -	$288,262,764
Systematic Trading Companies	-	3,045,973	-	3,045,973
Structured Note	-	14,817,000	-	14,817,000
Options Purchased	-	1,728,042	-	1,728,042
Short-Term Investments	105,882,525	-	-	105,882,525
Forward Contracts	-	311,012	-	311,012
Futures Contracts	1,906,841	-	-	1,906,841
Total	$396,052,130	$ 19,902,027	$ -	$415,954,157
Liabilities	Level 1	Level 2	Level 3	Total
Open Swap Contract	$ -	$ 17,561,105	$ -	$ 17,561,105
Options Written	-	877,068	-	877,068
Total	$ -	$ 18,438,173	$ -	$ 18,438,173

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund's policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MutualHedge Fund Limited (“MFL-CFC”), a wholly owned and controlled subsidiary. The consolidated financial statements of MFL-CFC include the financial statements of certain majority owned systematic trading companies. All inter-company accounts and transactions have been eliminated in consolidation.

MFLF may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with MFLF's investment objectives and policies.

A summary of the MFLF's investments in the CFC is as follows:

	Inception Date of MFL-CFC	MFL-CFC Net Assets at December 31, 2013	% Of Total Net Assets at December 31, 2013
MFL-CFC	1/12/2010	$ 95,596,929	22.67%

MFL-CFC, through its investments in systematic trading companies, utilizes commodity based derivative products to facilitate the Fund’s pursuit of its investment objective. The systematic trading companies are majority owned commodity pool (CP) subsidiaries which invest in global derivatives markets through multiple Commodity Trading Advisors (CTA), each of whom is registered with the U.S. Commodity Futures Trading Commission and each of whom operate multiple trading programs. CTAs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options and forward contracts. It is anticipated the CTA programs will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. MFL-CFC obtained a controlling economic interest (greater than 50%) in the systematic trading companies during the year ended September 30, 2012 and began consolidating the operations of each systematic trading company upon obtaining economic control. The non-controlling interest is the portion of equity ownership in each systematic trading company not attributable to MFL-CFC or the Fund. MFL-CFC accounted for its investment in each systematic trading company at fair value, utilizing the net asset value provided by the underlying investment advisor. Investments in the systematic trading companies may be withdrawn on any business day given two business days’ notice.

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, MFL-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Consolidated Statement of Operations.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.  Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty.   Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments.   The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statement of Operations.   Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

MFL-CFC maintains short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap.  As of December 31, 2013, the notional value of the swap was $528,981,371.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.   In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity risk and currency risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The derivative instruments outstanding as of December 31, 2013 as disclosed in the Consolidated Portfolio of Investments serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the market value or unrealized appreciation/(depreciation) of the derivative instruments utilized by the Portfolio as of December 31, 2013 categorized by risk exposure:

Asset Derivatives Investment Value
	Commodity	Currency	Equity	Interest Rate	Total for the Period Ended March 31, 2012
Futures	$ 594,981	$ 338,796	$ 896,441	$ 76,623	$ 1,906,841
Foward Contracts	-	311,012	-	-	311,012
Options Purchased	1,337,504	159,210	-	231,328	1,728,042
	$ 1,932,485	$ 809,018	$ 896,441	$ 307,951	$ 3,945,895

Liability Derivatives Investment Value
	Commodity	Currency	Equity	Interest Rate	Total for the Period Ended March 31, 2012
Swap Contract	$ -	$ -	$ 17,561,105	$ -	$ 17,561,105
Options Written	862,698	14,370	-	-	877,068
	$ 862,698	$ 14,370	$ 17,561,105	$ -	$ 18,438,173

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the  Securities Exchange Act of 1934, as amended.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

 Item 3.  Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust

By

*/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

2/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date    2/28/14

By

*/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

2/28/14